---------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 March 27, 2002


                                   CWABS, INC.
                                   -----------
             (Exact Name of Registrant as Specified in its Charter)



Delaware                            333-73712                   95-4596514
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(State or Other Jurisdiction       (Commission                (I.R.S. Employer
 of Incorporation)                  File Number)             Identification No.)

4500 Park Granada
Calabasas, California                                               91302
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(Address of Principal                                          (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code:  (818) 225-3237

                                    No Change
                   -------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
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Pooling & Servicing Agreement
-----------------------------

         CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller, Countrywide Home Loans Servicing LP, as master servicer (the "Servicer"), The Bank of New York, as trustee (the "Trustee") and BNY Western Trust Company, as co-trustee (the "Co-Trustee") providing for the issuance of the Company's Asset-Backed Certificates, Series 2002-1 (the "Certificates"). The Certificates were issued on March 27, 2002. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.
















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*        Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-1.

 Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

 (a)      Not applicable.

 (b)      Not applicable.

 (c)      Exhibits:

              99.1   Pooling and Servicing Agreement dated as of March 1, 2002.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CWABS, INC.



                                     By: /s/ Celia Coulter
                                         ------------------
                                         Name:  Celia Coulter
                                         Title:  Vice President


Dated:  September 4, 2002

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                 Description
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99.1                        Pooling and Servicing Agreement.